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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):                              February 3, 1998




                             MULTIMEDIA GAMES, INC.
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             (Exact name of registrant as specified in its charter)


     Texas                           0-28318                     74-2611034
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(State or other                  (File Number)                 (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)


7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma                   74136
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number,
including area code                                               (918) 494-0576
                                                                  --------------

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Item 5. Other Events

         On February 3, 1998, the Company learned that a complaint was filed on February 2, 1998, by Network Gaming International Corporation ("NGI") in the Federal District Court for the Northern District of Oklahoma (the "Court") against the Company alleging, among other things, breach of contract, misappropriation of trade secrets, fraud and interference with prospective advantage. The Complaint, which seeks $62 million in damages and other specified and unspecified relief, also names Gordon T. Graves, the Company's Chairman of the Board, and Larry D. Montgomery, the Company's former President, as individual defendants. On January 23, 1998, the Company had filed its own action in the Court against NGI for breach of contract.

         The dispute arises out of a series of related agreements entered into between the parties in December 1995 and May and June 1996. In general, these agreements contemplate the cross-licensing of certain intellectual property and equipment distribution rights. In its January 23 complaint, the Company alleges that NGI failed to perform certain obligations owed the Company under a Licensing and Distribution Agreement wherein the Company granted certain rights to NGI with respect to Canada and China and that NGI failed to perform certain obligations owed the Company under a Licensing and Distribution Agreement wherein NGI granted certain rights to the Company with respect to the United States. In its February 2 complaint, NGI alleges just the opposite - that the Company failed to perform the obligations owed by it to NGI under both contracts.

         These actions are in the very preliminary stages and no discovery has yet been taken by either party. The Company intends to vigorously defend against the claims of NGI and to prosecute its owns claims. Based upon the information currently available to the Company, the Company believes that it will prevail on the merits. However, the cost of defending the action could be substantial.

Item 7.  Financial statements, Pro forma Financial Information and Exhibits.

                  Exhibit 99.1 Complaint For Breach of Contract and Declaratory Relief filed by the Company in the United States District Court for the Northern District of Oklahoma on January 23, 1998.

                  Exhibit 99.2 Complaint filed by Network Gaming International Corporation in the United States District Court for the Northern District of Oklahoma on February 2, 1998.



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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MULTIMEDIA GAMES, INC.




Dated: February 6, 1998                By: /s/ Frederick E. Roll
                                           ----------------------------------
                                           Frederick E. Roll
                                           Vice President - Finance and
                                           Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.
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Exhibit 99.1      Complaint For Breach of Contract and Declaratory Relief
                  filed by the Company in the United States District Court for the Northern District of Oklahoma on January 23, 1998.

Exhibit 99.2      Complaint filed by Network Gaming International
                  Corporation in the United States District Court for the Northern District of Oklahoma on February 2, 1998.